SUMMARY PROSPECTUS
TICPX
October 1, 2013

T. Rowe Price Institutional Core Plus Fund
A bond fund seeking to maximize total return through income and capital appreciation. This fund is only available to institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2013, and Statement of Additional Information, dated October 1, 2013.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to maximize total return through income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.40%

Other expenses	0.00%

Acquired fund fees and expenses	0.06%

Total annual fund operating expenses	0.46%[a]

Fee waiver/expense reimbursement	(0.06)%[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.40%[a]

a The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price mutual funds.

b T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$41	$128	$224	$505

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 127.4% of the average value of its portfolio.

T. Rowe Price	2

Investments, Risks, and Performance

Principal Investment Strategies The fund intends to invest at least 65% of its net assets (including any borrowings for investment purposes) in a “core” portfolio of investment-grade, U.S. dollar-denominated fixed income securities that may include, but are not limited to, debt securities of the U.S. government and its agencies, corporate bonds, mortgages, and asset-backed securities. Normally, the fund will also maintain a “plus” portion of its portfolio in other sectors of the bond market, including high yield, non-U.S. dollar-denominated, and emerging market securities, to seek additional returns.

Under normal conditions, the fund expects to maintain an effective duration within +/-20% of the Barclays U.S. Aggregate Bond Index. As of July 31, 2013, the effective duration of this index was 5.42 years; however, it will change over time.

Individual bond investments in the core portfolio will be investment grade, with a minimum credit quality of BBB- (or an equivalent rating). Ratings will be determined, at the time of purchase, by at least one major credit rating agency or, if not so rated, a comparable rating by T. Rowe Price. If a security is split-rated (i.e., one rating below investment grade and one at or above investment grade), the higher rating will be used. The fund, in the aggregate, will seek to maintain a weighted average credit rating of A- or better, based on the weighted average credit quality of the fund’s portfolio securities.

The plus portion of the fund’s portfolio may consist of below investment-grade “junk” bonds issued by U.S. and other developed country companies (not to exceed 20% of the fund’s net assets), below investment-grade emerging market debt securities (not to exceed 10% of the fund’s net assets), non-U.S. dollar-denominated securities (not to exceed 20% of the fund’s net assets), and convertible and preferred securities (not to exceed 10% of the fund’s net assets), as well as other investments. The fund may invest in currencies without holding any bonds or other securities denominated in those particular currencies.

The fund may continue to hold an investment in its core portfolio that is downgraded to below investment grade after purchase. If such rating downgrades cause high yield exposure to exceed 20% of net assets or below investment-grade emerging market securities to exceed 10% of net assets, the fund will seek to reduce its exposure within a reasonable period of time.

While most assets will typically be invested in bonds, the fund also uses interest rate futures and forward currency exchange contracts in keeping with the fund’s objectives. Interest rate futures would typically be used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Forward currency exchange contracts would be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar.

Summary	3

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or different sectors.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Market risk This is the risk that the value of securities owned by the fund may go up or down, sometimes rapidly or unexpectedly, due to factors affecting securities markets generally or particular industries.

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk.

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. The fund’s exposure to credit risk is increased to the extent the fund invests in noninvestment-grade “junk” bonds. Junk bonds should be considered speculative as they carry greater risk of default and erratic price swings due to adverse changes in the credit quality of the issuer.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets.

Currency risk Because the fund may invest in securities issued in foreign currencies, the fund is subject to the risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Any attempts at currency hedging may not be successful and could cause the fund to lose money.

Prepayment risk and extension risk Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce yield and market value. The rate of prepayments tends to increase as interest rates fall, which

T. Rowe Price	4

could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt securities more volatile.

Derivatives risk To the extent the fund uses interest rate futures and forward currency exchange contracts, it is exposed to additional volatility in comparison to investing directly in bonds and other debt securities. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund, and instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated interest rate movements and changes in currency values and currency exchange rates will not be accurately predicted, which could significantly harm the fund’s performance.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

The fund’s return for the six months ended 6/30/13 was -2.43%.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns

Summary	5

depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
	Periods ended
	December 31, 2012
			Since inception
	1 Year	5 Years	(11/30/04)
Institutional Core Plus Fund
Returns before taxes	7.16%	7.28%	6.30%
Returns after taxes on distributions	5.38	5.37	4.67
Returns after taxes on distributions
and sale of fund shares	4.78	5.15	4.54
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.21	5.95	5.49
Lipper Intermediate Investment Grade Debt Funds Average	6.87	5.91	5.11

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Brian J. Brennan	Chairman of Investment Advisory Committee	2004	2000

Purchase and Sale of Fund Shares

The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8790 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E150-045 10/1/13